EXHIBIT 10.43
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      The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or registered or qualified under any state securities laws. The securities may not be sold, transferred, pledged or hypothecated unless such sale, transfer, pledge or hypothecation is in accordance with such Act and applicable state securities laws.


                                  Warrant No.

                        No. of Shares of Common Stock:


                                    WARRANT

                          TO PURCHASE COMMON STOCK OF

                                 ENTRADE INC.
                          A PENNSYLVANIA CORPORATION


            THIS WARRANT IS TO CERTIFY THAT ____________ ("Purchaser"), is entitled to purchase from Entrade Inc., a Pennsylvania corporation (the "Company"), _____ shares of Common Stock at an exercise price of $16.21 per share of Common Stock, all on the terms and conditions hereinafter provided.

            SECTION 1. CERTAIN DEFINITIONS. As used in this Warrant, unless the context otherwise requires:

            "Charter" shall mean the Articles of Incorporation of the Company, as in effect from time to time.

            "Common Stock" shall mean the Company's authorized Common Stock, no par value.

            "Exercise Price" shall mean the exercise price per share of Common Stock set forth above, as adjusted from time to time pursuant to
Section 3 hereof.

            "Fair Market Value" shall be determined as follows:

            (1) If traded on a securities exchange or through the Nasdaq National Market, the value shall be deemed to be the closing price of the securities on such exchange or system on the last trading date prior to the date the Warrant is exercised;

            (2) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) on the last trading date prior to the date the Warrant is exercised; and

            (3) If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Company's Board of Directors.

            "Securities Act" shall mean the Securities Act of 1933, as amended.

            "Warrant" shall mean this Warrant and all additional or new warrants issued upon division or combination of, or in substitution for, this Warrant. All such additional or new warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.



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            "Warrantholder" shall mean the Purchaser, as the initial holder of this Warrant, and its nominees, successors or assigns, including any subsequent holder of this Warrant to whom it has been legally transferred.

            "Warrant Stock" shall mean the shares of Common Stock purchasable by the holder of this Warrant upon the exercise of such Warrant.

            SECTION 2.  EXERCISE OF WARRANT.

            (a) After May 15, 2000 but prior to May 15, 2005 ("the Expiration Date"), the Purchaser may at any time and from time to time exercise this Warrant, in whole or in part.

            (b)(i) The Warrantholder shall exercise this Warrant by means of delivering to the Company at its office identified in Section 12 hereof
(i) a written notice of exercise, including the number of shares of Warrant Stock to be delivered pursuant to such exercise, (ii) this Warrant and
(iii) payment equal to the Exercise Price in accordance with Section 2(b)(ii) hereof. In the event that any exercise shall not be for all shares of Warrant Stock purchasable hereunder, a new Warrant registered in the name of the Warrantholder, of like tenor to this Warrant and for the remaining shares of Warrant Stock purchasable hereunder, shall be delivered to the Warrantholder within ten (10) calendar days of any such exercise. Such notice of exercise shall be in the Subscription Form set out at the end of this Warrant.

            (ii) The Warrantholder may elect to pay the Exercise Price to the Company either (1) by cash, certified check or wire transfer, (2) by converting the Warrant into Common Stock ("Warrant Conversion") or (3) any combination of the foregoing, and specifying such election(s) in the Subscription Form. If the Warrantholder elects to pay the Exercise Price through Warrant Conversion, the Company shall deliver to the Warrantholder (without payment by the Warrantholder of any cash or other consideration) that number of shares of Common Stock equal to the difference of (I) the total number of shares of Warrant Stock into which this Warrant is exercisable minus (II) that number of Shares of Warrant Stock having an aggregate "Spread" (as defined herein) equal to the aggregate Exercise Price. For purposes of this Section 2, "Spread" per share of Warrant Stock shall be the difference, as of the date of exercise, between the Exercise Price and the Fair Market Value of the Warrant Stock.

            (c) Upon exercise of this Warrant and delivery of the Subscription Form with proper payment relating thereto, the Company shall cause to be executed and delivered to the Warrantholder a certificate or certificates representing the aggregate number of fully-paid and nonassessable shares of Common Stock issuable upon such exercise.

            (d) The stock certificate or certificates for Warrant Stock to be delivered in accordance with this Section 2 shall be in such denominations as may be specified in said notice of exercise and shall be registered in the name of the Warrantholder or such other name or names as shall be designated in said notice. Such certificate or certificates shall be deemed to have been issued and the Warrantholder or any other person so designated to be named therein shall be deemed to have become the holder of record of such shares, including to the extent permitted by law the right to vote such shares or to consent or to receive notice as stockholders, as of the time said notice is delivered to the Company as aforesaid.

            (e) The Company shall pay all expenses payable in connection with the preparation, issue and delivery of stock certificates under this
Section 2, including any transfer taxes resulting from the exercise of the Warrant and the issuance of Warrant Stock hereunder.



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            (f)  All shares of Common Stock issuable upon the exercise of this Warrant in accordance with the terms hereof shall be validly issued, fully paid and nonassessable, and free from all liens and other encumbrances thereon, other than liens or other encumbrances created by the Warrantholder.

            (g) In no event shall any fractional share of Common Stock of the Company be issued upon any exercise of this Warrant. If, upon any exercise of this Warrant, the Warrantholder would, except as provided in this paragraph, be entitled to receive a fractional share of Common Stock, then the Company shall deliver in cash to such holder an amount equal to such fractional interest.

            SECTION 3.  ADJUSTMENT OF EXERCISE PRICE AND WARRANT STOCK.

            (a) If, at any time prior to the Expiration Date, the number of outstanding shares of Common Stock is (i) increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, or (ii) decreased by a combination of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive the benefits of such stock dividend, subdivision, split-up, or combination, the Exercise Price shall be adjusted to a new amount equal to the product of (I) the Exercise Price in effect on such record date and (II) the quotient obtained by dividing
(x) the number of shares of Common Stock outstanding on such record date (without giving effect to the event referred to in the foregoing clause (i) or (ii)), by (y) the number of shares of Common Stock which would be outstanding immediately after the event referred to in the foregoing clause
(i) or (ii), if such event had occurred immediately following such record date.

            (b)  Upon each adjustment of the Exercise Price as provided in
Section 3(a), the Warrantholder shall thereafter be entitled to subscribe for and purchase, at the Exercise Price resulting from such adjustment, the number of shares of Warrant Stock equal to the product of (i) the number of shares of Warrant Stock existing prior to such adjustment and (ii) the quotient obtained by dividing (I) the Exercise Price existing prior to such adjustment by (II) the new Exercise Price resulting from such adjustment.

            SECTION 4. RECLASSIFICATION, ETC. In case of any reclassification or change of the outstanding Common Stock of the Company (other than as a result of a subdivision, combination or stock dividend), or in case of any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the outstanding Common Stock of the Company) at any time prior to the Expiration Date, then, as a condition of such reclassification, reorganization, change, consolidation or merger, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Warrantholder, so that the Warrantholder shall have the right prior to the Expiration Date to purchase, at a total price not to exceed that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable upon such reclassification, reorganization, change, consolidation or merger by a holder of the number of shares of Common Stock of the Company which might have been purchased by the Warrantholder immediately prior to such reclassification, reorganization, change, consolidation or merger, in any such case appropriate provisions shall be made with respect to the rights and interest of the Warrantholder to the end that the provisions hereof (including provisions for the adjustment of the Exercise Price and of the number of shares purchasable upon exercise of this Warrant) shall thereafter be applicable in relation to any shares of stock and other securities and property thereafter deliverable upon exercise hereof.



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            SECTION 5.  RESERVATION AND AUTHORIZATION OF CAPITAL STOCK.
The Company shall at all times reserve and keep available for issuance such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants.

            SECTION 6. STOCK AND WARRANT BOOKS. The Company will not at any time, except upon dissolution, liquidation or winding up, close its stock books or Warrant books so as to result in preventing or delaying the exercise of any Warrant.

            SECTION 7. LIMITATION OF LIABILITY. No provisions hereof, in the absence of affirmative action by the Warrantholder to purchase Warrant Stock hereunder, shall give rise to any liability of the Warrantholder to pay the Exercise Price or as a stockholder of the Company (whether such liability is asserted by the Company or creditors of the Company).

            SECTION 8. TRANSFER. Subject to compliance with the Securities Act and the applicable rules and regulations promulgated thereunder, this Warrant and all rights hereunder shall be transferable in whole or in part. Any such transfer shall be made at the office or agency of the Company at which this Warrant is exercisable, by the registered holder hereof in person or by its duly authorized attorney, upon surrender of this Warrant together with the assignment hereof properly endorsed, and promptly thereafter a new warrant shall be issued and delivered by the Company, registered in the name of the assignee. Until registration of transfer hereof on the books of the Company, the Company may treat the Purchaser as the owner hereof for all purposes.

            SECTION 9. INVESTMENT REPRESENTATIONS; RESTRICTIONS ON TRANSFER OF WARRANT STOCK. Unless a current registration statement under the Securities Act shall be in effect with respect to the Warrant Stock to be issued upon exercise of this Warrant, the Warrantholder, by accepting this Warrant, covenants and agrees that, at the time of exercise hereof, and at the time of any proposed transfer of Warrant Stock acquired upon exercise hereof, such Warrantholder will deliver to the Company a written statement that the securities acquired by the Warrantholder upon exercise hereof are for the account of the Warrantholder or are being held by the Warrantholder as trustee, investment manager, investment advisor or as any other fiduciary for the account of the beneficial owner or owners for investment and are not acquired with a view to, or for sale in connection with, any distribution thereof (or any portion thereof) and with no present intention (at any such time) of offering and distributing such securities (or any portion thereof).

            SECTION 10. LOSS, DESTRUCTION OF WARRANT CERTIFICATES. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity and/or security satisfactory to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock.

            SECTION 11. AMENDMENTS. The terms of this Warrant may be amended, and the observance of any term herein may be waived, but only with the written consent of the Company and the Warrantholder.

            SECTION 12. NOTICES GENERALLY. Any notice, request, consent, other communication or delivery pursuant to the provisions hereof shall be in writing and shall be sent by one of the following means: (i) by registered or certified first class mail, postage prepaid, return receipt requested; (ii) by facsimile transmission with confirmation of receipt;
(iii) by overnight courier service; or (iv) by personal delivery, and shall be properly addressed to the Warrantholder at the last known address or facsimile number appearing on the books of the Company, or, except as herein otherwise expressly provided, to the Company at its principal executive office at 500 Central Avenue, Northfield, Illinois 60093, Fax:
(847) 441-7652, or such other address or facsimile number as shall have been furnished to the party giving or making such notice, demand or delivery.

            SECTION 13. SUCCESSORS AND ASSIGNS. This Warrant shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective permitted successors and assigns.

            SECTION 14. GOVERNING LAW. In all respects, including all matters of construction, validity and performance, this Warrant and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Illinois, without regard to conflicts of law principles.



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      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by its duly authorized officer.



Dated:  May __, 2000           ENTRADE INC.
                               a Pennsylvania corporation


                               By:
                                     ------------------------------
                                     Name:

                                     Its:



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                               SUBSCRIPTION FORM

                (to be executed only upon exercise of Warrant)



To:   Entrade Inc.
      [Address]

      [Choose one or both of the paragraphs, as applicable]


      The undersigned, pursuant to the provisions set forth in the attached Warrant (No. __ ), hereby irrevocably elects to purchase __________ shares of the Common Stock covered by such Warrant and herewith makes payment of $__________, representing the full purchase price for such shares at the price per share provided for in such Warrant.

      The undersigned, pursuant to the provisions set forth in the attached Warrant (No.__), hereby irrevocably elects to exercise the right of conversion represented by the attached Warrant for __shares of Common Stock, and as payment therefor hereby directs Entrade Inc to withhold __shares of Common Stock that the undersigned would otherwise be entitled to thereunder"



Dated:                               Name:
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                                     Signature
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                                     Address:
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